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                                                                    Exhibit 23.1
                                                                    ------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 16, 2001, except as to Note 13, which was as of November 26, 2001, relating to the financial statements, which appears in Rambus Inc.'s Annual Report on Form 10-K for the year ended September 30, 2001.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

San Jose, California
April 10, 2002